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                                                                    EXHIBIT 10.3

                         PRINCETON TELECOM CORPORATION
                             1996 STOCK OPTION PLAN
                                   As Amended
                               December 16, 1998


     1.   Purpose.
          -------

     Princeton TeleCom Corporation, a Delaware corporation (the "Company") has adopted the 1996 Stock Option Plan, effective as of July 1, 1996.

     The purpose of this 1996 Stock Option Plan (the "Plan") is to enable the Company and its subsidiaries to attract, retain and reward employees and officers (collectively referred to as "Employees") and consultants (Employees and consultants are collectively referred to as "Participants") by offering them an opportunity to have a greater proprietary interest in and closer identity with the Company and its financial success. The Plan will provide a means whereby such Participants may purchase shares of the Company's $.01 par value common stock (or any class of stock into which the Common Stock is converted or reclassified as provided in Section 22 hereof) (the "Common Stock") pursuant to
(i) options which will qualify as incentive stock options ("ISO") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-qualified stock options ("NSO") (collectively the ISO's and NSO's are referred to as "Options"). An Option that is not an ISO shall be an NSO.

     2.   Administration.
          ---------------

     The Plan shall be administered by the Board of Directors of the Company (the "Board"), which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan (except its powers under Section
22) to a committee of directors. If the Board chooses to appoint a Committee, references hereinafter to the Board (except in Section 22) shall be deemed to refer to the Committee.

     Subject to the provisions of the Plan, the Board shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which options shall be granted, whether such options will be incentive stock options or non-qualified stock options, the number of shares to be subject to each option, the option price, the vesting period of each option, the number of installments, if any, in which each option may be exercised, and the duration of each option, (v) to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries. No member of the Board shall be liable for any action taken or determined to be made in good faith.

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     3.   Shares Subject to the Plan.
          ---------------------------

     Subject to adjustment as provided in Section 22 hereof, the shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock, and the aggregate amount of such stock which may be issued upon exercise of all Options under the Plan shall not exceed 1,500,000 shares. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for options to be granted under the Plan.

     4.   Eligibility and Participation.
          ------------------------------

     All Employees and consultants of the Company or any of its subsidiary corporations shall be eligible for selection to participate in the Plan. For all purposes of the Plan, subsidiary corporations shall have the meaning provided in Section 424(f) of the Code. An individual who has been granted an option may, if such individual is otherwise eligible, be granted an additional Option or options if the Board shall so determine, subject to the other provisions of the Plan. No ISO may be granted to any person who, at the time the ISO is granted, is not an employee of the Company.

     5.   Options
          -------

     The following provisions shall apply to each Option granted to
Participants:

          (a) Options may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board shall have complete discretion in determining the number of shares of Common Stock subject to Options granted to each Participant. The Board may grant any type of Option to purchase Common Stock that is permitted by law at the time of the grant, including ISOs. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will not be ISOs.

          (b) Each Option shall be evidenced by a written agreement specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains (the "Option Agreement"). An Option Agreement may also contain a vesting schedule, a noncompetition agreement, a confidentiality provision, provisions for forfeiture in the event of termination of Participant's employment by the Company and such restrictions and conditions and other terms as the Board shall determine. Option Agreements need not be identical.

          (c) The Board, in its discretion, shall have the power to accelerate the dates for exercise of any or all Options, or any part thereof, granted to a Participant under the Plan.

     6.   Required Terms and Conditions of ISOs
          -------------------------------------

     The provisions of each ISO granted to an Employee under this Section 6 shall be interpreted in a manner consistent with Section 422 of the Code and with all regulations issued thereunder. Each ISO granted to an Employee shall be in such form and subject to such restrictions and conditions and other

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terms as the Board may determine at the time of grant, subject to the general provisions of the Plan, Section 422 of the Code, the applicable Option Agreement and the following specific rules:

          (a) Exercise Price. Except as otherwise provided, the per share
              ---------------
exercise price of each ISO shall be at least 100% of the Fair Market Value of the Common Stock at the time such ISO is granted, provided that in the case of an ISO granted to an Employee who at the time of grant owns (as defined in Section 424(d) of the Code) stock of the Company or its parent or subsidiaries possessing more than 10% of the total combined voting power of all classes of stock of any such corporation, the exercise price shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted and the ISO by its terms shall not be exercisable after the expiration of five years from the date the ISO is granted. In no event may the exercise price be less than the par value of the Common Stock subject to such ISO.

          (b) Maximum Term. Subject to earlier termination as provided in
              -------------
Section 8, each ISO shall expire on the date determined in the applicable Option Agreement at the time the ISO is granted, provided that no ISO shall be exercisable after the expiration of 10 years from the date it is granted, except as otherwise provided in subsection (a) next above.

          (c) Time of Exercise. The Board shall specify in the Option Agreement,
              -----------------
at the time each ISO is granted, the duration of each ISO and the time or times within which (during the term of the ISO) all or portions of each ISO may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the Plan.

          (d)  Value of Shares. The aggregate Fair Market Value (determined at
               ----------------
the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all option plans of the Company or of a corporation which, at the time such ISO was granted, is a parent or subsidiary of the Company, or is a predecessor corporation of any such corporation) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the stock subject to an Option, which first becomes exercisable in any calendar year and during this period exceeds the limitation of this subsection, so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be an NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

          (e) Conversion. The Board may, in its sole discretion, cause the
              -----------
Company to convert an ISO to an NSO upon such terms and conditions and in such manner as the Board deems equitable.

     7.   Required Terms and Conditions of NSOs
          -------------------------------------

     Each NSO granted to a Participant shall be in such form and subject to such restrictions and conditions and other terms as the Board may determine at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

          (a) Exercise Price. The number of shares of Common Stock subject to
              ---------------
each NSO and the per share exercise price of each NSO shall be determined by the Board at the time the NSO is granted. In no event may the exercise price be less than the par value of the Common Stock subject to

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such NSO.

          (b) Maximum Term. Subject to earlier termination as provided in
              -------------
Section 8, each such NSO shall expire on the date determined in the applicable Option Agreement at the time the NSO is granted, provided that such date shall not be more than ten (10) years after the date of grant.

          (c) Time of Exercise. The Board shall specify in the Option Agreement
              -----------------
at the time each NSO is granted, the duration of each NSO and the time or times within which (during the term of the NSO) all or portions of each NSO many be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the Plan.

     8.   Expiration of Options Granted to Participants; Termination of
          -------------------------------------------------------------
Employment, Disability or Death, or Retirement and Expiration of Restrictions
-----------------------------------------------------------------------------
Upon Occurrence of Specified Events
-----------------------------------

          (a) General Rule. Except with respect to Options expiring pursuant to
              -------------
subsection 8(b) or (c) below, each Option granted to a Participant shall expire on the expiration date or dates set forth in the applicable Option Agreement. Each ISO expiring pursuant to subsection 8(b) or (c) below shall expire on the date set forth in subsection 8(b) or (c) notwithstanding any restrictions and conditions that may be contained in an Option Agreement.

          (b) Expiration Upon Termination of Employment. An Option granted to an
              ------------------------------------------
Employee shall expire on the first to occur of (i) the applicable date or dates determined pursuant to subsection 8(a), or (ii) the date that the employment of the Employee with the Company or its subsidiaries terminates for any reason other than death or disability pursuant to subsection 8(c). Notwithstanding the preceding provisions of this subsection 8(b), the Board, in its sole discretion, may permit an Employee (i) to exercise an Option that is exercisable immediately prior to the termination of employment, notwithstanding any restrictions and conditions that may be contained in his Option Agreement, during a period not to exceed ninety days following his termination of employment, and/or (ii) to exercise an Option that becomes exercisable after termination of employment and prior to the termination of such ninety day period, during such period. In no event, however, may the Board permit such Employee to exercise an Option under this subsection 8(b) after the expiration date or dates set forth in the applicable Option Agreement.

          (c) Expiration Upon Disability or Death. If the employment of an
              ------------------------------------
Employee with the Company and its subsidiaries terminates by reason of disability (as determined by the Board) or death, his unexpired Options or portions thereof, if any, held on the date of disability or death that would expire pursuant to the terms of his Option Agreement during the 12-month period commencing on the date of disability or death, shall expire on the last day of such 12-month period. During such 12-month period, any such Option or portion thereof referred to in the preceding sentence may be exercised by such Employee, or the person specified in Section 9, with respect to the same number of shares and in the same manner and to the same extent as if the Employee had continued as a full-time employee of the Company or its subsidiaries during such 12-month period. Any unexpired Option or portion thereof held by the Employee on the date of disability or death, that would expire pursuant to the terms of his Option Agreement on a date more than 12 months after the date of disability or death, shall expire unexercised on the date of disability or death.

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     9.   Method of Exercise of Options.  Any Option granted under the Plan may
          -----------------------------
be exercised by the Participant, by a legatee or legatees of such Option under the Participant's last will, by his executors, personal representatives or distributees, or in the case of NSO's, by his assignee or assignees as provided in Section 11 below, by delivering to the Secretary of the Company written notice of the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by full payment to the Company of the exercise price of the share being purchased under the Option, and by satisfying all other conditions provided for in the Plan. Except as otherwise provided in the Plan, the exercise price of Common Stock upon exercise of any Option by a Participant shall be paid in full (i) in cash, (ii) in Common Stock valued at its Fair Market Value on the date of exercise, (iii) in cash by a broker-dealer to whom holder of the Option has submitted an exercise notice consisting of a fully endorsed Option; (iv) by agreeing to surrender Options then exercisable by him valued at the excess of aggregate Fair Market Value of the Common stock subject to such Options on the date of exercise over the aggregate option price of such Common Stock,; (v) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price of the Option; or (vi) by such other medium of payment as the Board, in its discretion, shall authorize, or any combination of (i), (ii), (iii), (iv) or
(v), at the discretion of the Board or in any manner provided in the Option Agreement. In the case of payment pursuant to (ii), (iii), (iv) or (v) above, the Participant's election must be made on or prior to the date of the exercise of the Option and must be irrevocable.

     10.  Terms and Conditions of Options
          -------------------------------

     (a) Each Participant shall agree to such restrictions and conditions and other terms in connection with the exercise of an Option, including restrictions and conditions on the disposition of the Common Stock acquired upon the exercise, grant or sale thereof, as the Board may deem appropriate. The certificates delivered to a Participant or to the Secretary of the Company evidencing the shares of Common Stock acquired upon exercise of an Option, bear a legend referring to the restrictions and conditions and other terms contained in the respective Option Agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Board at the time of exercise of an Option, each Participant shall execute a written instrument stating that he is purchasing the Common Stock for investment and not with any present intention to sell same. In addition, if at the time the Stock Option is exercised the Company's shares of Common Stock are not publicly traded on a national securities exchange or market, the Participant shall be required to execute a Stock Restriction Agreement in a form acceptable to the Board, which among other things, restricts the sale and transfer of the shares of Common Stock and grants to the Company a right to repurchase the shares until such time as the shares of the Company's Common Stock are publicly traded on a national securities exchange or market.

     (b) The obligation of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, if deemed necessary or appropriate by the Board, of the Common Stock, Options and other securities reserved for issuance or that may be offered under the Plan. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option granted to, or exercised by, him until the date of delivery of a stock

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certificate to him for such shares.  No adjustment shall be made for dividends or rights for which the record date is prior to the date such stock certificate is delivered.

     11.  Nontransferability.
          ------------------

     (a) Except as provided in subsection (b) next below, Options granted under the Plan and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution and shall not be subject to execution, attachment or similar process. The granting of an Option shall impose no obligation upon the applicable Participant to exercise such Option.

     (b) Notwithstanding the provisions of subsection (a) above, a Participant, at any time prior to his death, may assign all or any portion of an NSO granted to him to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the sole benefit of his spouse and lineal descendant, or (iii) a partnership of which his spouse and lineal descendants are the only partners. In such event, the spouse, lineal descendant, trustee or partnership will be entitled to all of the rights of the Participant with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option Agreement as approved by the Board. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment in a form acceptable to the Board.

     12.  Indemnification of the Board.
          ----------------------------

     In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegatees, the members of the Board and its delegatees shall be indemnified by the Company against (a) the reasonable expenses (as such expenses are incurred), including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Option or Option Agreement; and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member or delegatee is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     13.  No Contract of Employment.
          -------------------------

     Neither the adoption of the Plan nor the grant of any Option shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Employee for any particular period,

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nor shall the granting of any Option constitute a request or consent to postpone the retirement date of any Employee.

     14.  Termination and Amendment of Plan.
          ---------------------------------

     (a) No ISOs shall be granted under the Plan more than ten years after the first to occur of (i) the date the Plan was adopted by the Board or (ii) the date the Plan was approved by the stockholders of the Company. The Board may at any time terminate, suspend or modify the Plan without the authorization of stockholders to the extent allowed by law.

     (b) The Board may at any time suspend or terminate the Plan. The Board may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate shareholder approval of such amendment or revision is obtained, increase the maximum number of shares in the aggregate which may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Section 22, or change the minimum purchase price of ISOs set forth or increase the maximum term of ISOs as provided for in
Section 6, or permit the granting of Options to anyone other than as provided in
Section 4.

     (c) No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Participant under an Option granted before the date of such termination, suspension or modification, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right. Any member of the Board who is an officer or employee of the Company shall be without vote on any proposed amendment to the Plan, or on any other matter which might affect that member's individual interest under the Plan.

     15.  Effective Date of Plan.
          ----------------------

     The Plan shall become effective upon adoption by the Board; provided, however, that it shall be submitted for approval by the holders of a majority of the outstanding shares of common stock of the Company present, or represented, and entitled to vote at a stockholders' meeting held within 12 months thereafter, and Options granted prior to such stockholder approval shall become null and void if such stockholder approval is not obtained.

     16.  Withholding Taxes
          -----------------

     Whenever the Company proposes or is required to issue or transfer shares of Common Stock to a Participant under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate of certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal,

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state and local withholding tax requirements.

     If the holder of shares of Common Stock purchased in connection with the exercise of an ISO disposes of such shares within two years of the date of such ISO was granted or within one year of such exercise, he shall notify the Company of such disposition and remit such amount necessary to satisfy applicable withholding requirements including those arising under federal income tax laws. If such holder does not remit such amount, the Company may withhold all or a portion of any salary then or in the future owed to such holder as necessary to satisfy such requirements.

     17.  Leaves of Absence.
          -----------------

     The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan regarding any leave of absence taken by an Employee who is the recipient of any Option. Without limiting the generality of the foregoing, the Board shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (b) the impact, if any, of any such leave of absence on Options under the Plan theretofore made to any Employee who takes such leave of absence.

     18.  Governing Law.
          -------------

     The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey and, in the case of ISOs, Section 422 of the Code and regulations issued thereunder.

     19.  Fair Market Value.
          -----------------

     "Fair Market Value" as of a given date for all purposes of the Plan and any Option Agreement, mean (a) if the Common Stock is listed on a national securities exchange, the average of the closing prices of the Common Stock on the composite tape for the five (5) consecutive trading days immediately preceding such given date; (b) if the Common Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the average of the mean between the bid and the asked price for the Common Stock at the close of trading for the five (5) consecutive trading days immediately preceding such given date; and (c) if the Common Stock is not listed on a national securities exchange nor traded on the over-the-count market, such value as the Board, in good faith, shall determine. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an ISO shall be inconsistent with Section 422 of the Code or regulations issued thereunder.

     20.  Successors.
          ----------

     In the event of a sale of substantially all of the assets of the Company, or a merger, consolidation or share exchange involving the Company, all obligations of the Company under the Plan with respect to Option granted hereunder shall be binding on the successor to the transaction. Employment of an Employee with such a successor shall be considered employment of the Employee with the Company for purposes of the Plan.

                                       8
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     21.  Notices.
          -------

     Notices given pursuant to the Plan shall be in writing and shall be deemed received when personally delivered or five days after mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid. Notice to the Company shall be directed to the President.

     22.  Adjustments.
          ------------

     If the outstanding shares of the Common Stock of the Company (or any other class of shares or securities which shall have become eligible for grant under the Plan pursuant to this sentence) are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number of kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation(s), the Plan shall terminate, and all Options theretofore granted hereunder shall terminate; provided, however, that notwithstanding the foregoing, the Board shall provide in writing in connection with such transaction for one or all of the following alternatives (separately or in combinations): (i) for the options theretofore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options and rights of new Options and rights covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options theretofore granted shall continue in the manner and under the terms so provided; or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of such Options.

     Adjustments under this Section 22, shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

     23. Change of Control.
     --- -----------------

     (a) In the event of a "Change of Control" (as defined below) of the Company, all Options granted shall vest in their entirety.

                                       9
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     (b) "Change of Control" is defined to mean such time as (i) a "person" or
"group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the then outstanding voting stock of the Company on a fully diluted basis or (ii) individuals who at the beginning of any period of two consecutive calendar years constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board then still in office who either were members of the Board at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board then in office.

                                       10